Related-Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 011
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions

9. Related-Party Transactions
VIMCO, an indirect, wholly-owned subsidiary of Verizon, is the investment advisor for certain investment funds and, therefore, qualifies as a party-in-interest. VIMCO received no compensation from the Plan other than reimbursement of certain expenses directly attributable to its investment advisory and investment management services rendered to the Plan. In addition, certain investments held by the Master Trust are managed by BNY, as Custodian, and Fidelity, as trustee and record keeper. Therefore, these investments qualify as parties-in-interest transactions. The Plan also allows an investment, through a unitized fund, in Verizon common stock, which is a party-in-interest transaction. All of these transactions are exempt from the prohibited transaction rules.